CERTIFICATION PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Donald H Baxter, Chief Executive Officer, and Ronald F Rohe, Chief Financial Officer, of Philadelphia Fund, Inc. (the "Registrant"), each certify to the best of his knowledge that:

   1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of, and for, the periods presented in the Form N-CSR.



/S/ Donald H. Baxter                               /S/ Ronald F. Rohe
-----------------------                           -----------------------
Donald H. Baxter                                  Ronald F. Rohe
Chief Executive Officer                           Chief Financial Officer

Date: July 28, 2004                               Date: July 28, 2004


This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of Form N-CSR or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.